Exhibit 10.2

NOVACAL PHARMACEUTICALS, INC.

2005 STOCK OPTION PLAN

1. PURPOSE. This 2005 Stock Option Plan1 (“Plan”) is established as a compensatory plan to attract, retain and provide equity incentives to selected persons to promote the financial success of NOVACAL PHARMACEUTICALS, INC., a California corporation (the “Company”). Capitalized terms not previously defined herein are defined in Section 17 of this Plan.

2. TYPES OF OPTIONS AND SHARES. Options granted under this Plan (the “Options”) may be either (a) incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or (b) nonqualified stock options (“NQSOs”), as designated at the time of grant. The shares of stock that may be purchased upon exercise of Options granted under this Plan (the “Shares”) are shares of the common stock of the Company.

3. NUMBER OF SHARES. The aggregate number of Shares that may be issued pursuant to Options granted under this Plan is 2,470,000 Common Shares, subject to adjustment as provided in this Plan. If any Option expires or is terminated without being exercised in whole or in part, the unexercised or released Shares from such Option shall be available for future grant and purchase under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

4. ELIGIBILITY.

(a) General Rules of Eligibility. Options may be granted to employees, officers, directors, consultants, independent contractors and advisors (provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or a Parent or Subsidiary of the Company. The Committee (as defined in Section 14) in its sole discretion shall select the recipients of Options (“Optionees”). An Optionee may be granted more than one Option under this Plan.

[1]	Approved by the Company Board of Directors on May 12, 2005.

Approved by the Company shareholders on May 12, 2005.

(b) Company Assumption of Options. The Company may also, from time to time, assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Option under this Plan in replacement of the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under this Plan if the terms of such assumed option could be applied to an option granted under this Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an option hereunder if the other company had applied the rules of this Plan to such grant.

5. TERMS AND CONDITIONS OF OPTIONS. The Committee shall determine whether each Option is to be an ISO or an NQSO, the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

(a) Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (the “Grant”) in substantially the form attached hereto as Exhibit A or such other form as shall be approved by the Committee.

(b) Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee and subject to applicable provisions of the Code. The Grant representing the Option will be delivered to the Optionee with a copy of this Plan within a reasonable time after the date of grant; provided, however that if, for any reason, including a unilateral decision by the Company not to execute an agreement evidencing such option, a written Grant is not executed within sixty (60) days after the date of grant, such option shall be deemed null and void. No Option shall be exercisable until such Grant is executed by the Company and the Optionee.

(c) Exercise Price. The exercise price of an NQSO shall be not less than eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of any Option granted to a person owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company (“Ten Percent Shareholders”) shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date the Option is granted.

(d) Exercise Period and Early Exercise. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Grant; provided, however that each Option must become exercisable at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted; except, in the case of an option granted to officers, directors, or consultants of Company, the option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by Company, or the issuer of the underlying security or any of its Affiliates; and provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and provided further that no ISO granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date the Option is granted. The grant may, but need not, include a provision whereby the Optionee may elect at any time while an employee, officer, director, consultant, independent contractor or advisor to exercise all or any part of the Option prior to the time and/or events when the Option becomes exercisable. Any Shares received pursuant to any exercise, as provided in Section 7 below, at the discretion of the Committee, may be subject to a repurchase right in favor of Company (and/or any of its Affiliates) or to any other restriction determined, in its discretion, by the Committee.

(e) Limitations.

(i) ISO Limitations. The aggregate Fair Market Value (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time (including option rights becoming exercisable due to a condition satisfaction or by an acceleration) by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed one hundred thousand dollars ($100,000). If an Option is not canceled, modified, or transferred prior to the year in which, and to the extent that, it would first become exercisable, it is deemed outstanding until the end of the year in which it first becomes so exercisable. If so canceled, modified or transferred, and ceases to be an ISO, prior to said year, it is disregarded, but a disqualifying disposition of purchased ISO stock will have no determination on whether an Option exceeds the $100,000 limitation. The foregoing $100,000 per calendar year limitation shall be applied by taking Options into account in the order in which they were granted, except that any exercised portion of an ISO takes precedence over an ISO (although prior granted), which becomes exercisable later in the same calendar year, for the first time, due to an acceleration. If the Fair Market Value of stock with respect to which an ISO is exercisable for the first time by an Optionee during any calendar year exceeds $100,000, the amount in excess of $100,000 shall be bifurcated and treated as not being an ISO (and shall be a NQSO), unless the Company designates a different proportionate allocation in its transfer records or the Plan records, or unless Company issues a separate certificate for the ISO portion of the shares. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, or otherwise differ with the provisions herein, such different limit or provision in the Code or regulations shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

(ii) Limitations on Grants. The foregoing provisions of this Plan notwithstanding, no Optionee shall be granted Options under this Plan in any one fiscal year which in the aggregate shall permit the Optionee to purchase more than 750,000 shares of Common Stock. To the extent the Board of Directors of the Company determines that the limitations such as the provisions of this Section 5(e)(ii) are no longer required to preserve the deductibility for the Company of option-related compensation under Section 162(m) of the Code, the Board of Directors may modify or eliminate the limitations contained in this Section 5(e)(ii).

(f) Options Non-Transferable. Options granted under this Plan, and any interest therein, shall not be transferable or assignable by the Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee or any permitted transferee.

(g) Assumed Options. In the event the Company assumes an option granted by another company in accordance with Section 4(b) above, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise, which will be adjusted appropriately pursuant to Section 424 of the Code and the Treasury Regulations applicable thereto). In the event the Company elects to grant a new option rather than assuming an existing option (as specified in Section 4), such new option need not be granted at Fair Market Value on the date of grant and may instead be granted with a similarly adjusted exercise price.

(h) Termination of Options. Except as otherwise provided in an Optionee’s grant, options granted under the Plan shall terminate and may not be exercised if the Optionee ceases to be employed by, or provide services to, the Company or any Parent or Subsidiary of the Company (or, in the case of a NQSO, by or to any Affiliate of the Company). An Optionee shall be considered to be employed by the Company for all purposes under this Section 5(h) if the Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that the Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether an Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the “Termination Date”).

(i) Termination Generally. If an Optionee ceases to be employed by the Company and all Parents, Subsidiaries or Affiliates of the Company for any reason except death or disability, the Options which are vested (the “Vested Options”), to the extent (and only to the extent) exercisable by the Optionee on the Termination Date, may be exercised by the Optionee, but only within three months after the

Termination Date or such shorter period of time as provided in the Grant, but in no event less than thirty (30) days; provided that the Option may not be exercised in any event after the expiration date for the Option.

(ii) Death or Disability. If an Optionee’s employment with the Company and all Parents, Subsidiaries and Affiliates of the Company is terminated because of the death of the Optionee or the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code, the Vested Options, to the extent (and only to the extent) exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optionee’s legal representative), but only within twelve (12) months after the Termination Date; and provided further that the Option may not be exercised in any event later than the Expiration Date. If an Optionee’s employment with the Company and all Parents, Subsidiaries and Affiliates of the Company is terminated because of a disability of the Optionee which is not permanent and total within the meaning of Section 22(e)(3) of the Code, the Vested Options, to the extent (and only to the extent) exercisable by the Optionee on the Termination Date, may be exercised by the Optionee or the Optionee’s legal representative, but only within six (6) months after the Termination Date; and provided further that the Option may not be exercised in any event later than the expiration date for the Option.

6. EXERCISE OF OPTIONS.

(a) Notices. Options may be exercised only by delivery to the Company of a written exercise agreement in a form approved by the Committee (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Optionee’s investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

(b) Payment. Payment for the Shares may be made in cash (by check) or, where approved by the Committee in its sole discretion at the time of grant and where permitted by law: (i) by cancellation of indebtedness of the Company to the Optionee; (ii) by surrender of shares of Common Stock of the Company already owned by the Optionee, having a Fair Market Value equal to the exercise price of the Option; (iii) by waiver of compensation due or accrued to Optionee for services rendered; (iv) through delivery of a promissory note for the full exercise price bearing interest at such rate with the note due at such time, on a secured or unsecured basis, as determined by the Committee; (v) through delivery of all of the proceeds of a loan from a third party in the amount of the option price (but not more than the option price), which loan is guaranteed by the Company, and such guaranty may be on an unsecured or secured basis as the

Committee shall approve (including, without limitation, by a security interest in the shares of the Company); (vi) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (vii) provided that a public market for the Company’s stock exists, through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (viii) by any combination of the foregoing. Notwithstanding the foregoing, the Committee (and Company) specifically reserves the right, in its discretion, to pay a bonus and/or to make a loan available to Optionee at the time of the Option exercise or to allow Optionee the right to tender previously owned Company shares in exchange for the stock purchasable under the Option.

(c) Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, at the discretion of the Committee (or, unless otherwise determined by the Committee, at the discretion of the Company’s management), the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable. Where approved by the Committee in its sole discretion, the Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined in accordance with Section 83 of the Code (the “Tax Date”). All elections by Optionees to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

(i) the election must be made on or prior to the applicable Tax Date;

(ii) once made, the election shall be irrevocable as to the particular Shares as to which the election is made;

(iii) all elections shall be subject to the consent or disapproval of the Committee;

(iv) if the Optionee is an officer or director of the Company or other person (in each case, an “Insider”) whose transactions in the Company’s Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934, as

amended (the “Exchange Act”) and if the Company is subject to Section 16(b) of the Exchange Act, the election must comply with Rule 16b-3 as promulgated by the Securities and Exchange Commission (“Rule 16b-3”).

(d) Limitations on Exercise. Notwithstanding anything else to the contrary in the Plan or any Grant, no Option may be exercisable later than the expiration date of the Option.

7. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Grant (a) a right of first refusal to purchase all Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party and/or (b) a right to repurchase a portion of or all Shares held by an Optionee upon the Optinee’s termination of employment or service with the Company or its Parent, Subsidiary or Affiliate of the Company for any reason (“Termination Date”), if (i) the repurchase price is not less than the fair market value of the Shares to be repurchased on the Termination Date, and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the Shares within 90 days of the Termination Date, and the right terminates when Company’s securities become publicly traded, or (ii) the repurchase price is at the lower of (A) the original purchase price or (B) the fair market value of the Shares on the date of repurchase, provided the right to repurchase at the original price lapses at the rate of at least 20% of the Shares per year over five years from the date the Option is granted (without respect to the date when the Option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the Shares within 90 days of the Termination Date; provided, however, that in addition to the restrictions set forth in (i) and (ii) immediately above, Shares held by an officer, director or consultant of Company or any affiliate of Company may be subject to additional or greater restrictions. Notwithstanding the foregoing, to the extent required by Section 260.140.41 and Section 260.140.42 of the California Code of Regulations at the time a right of repurchase is instituted, any right of repurchase must be at a repurchase price of not less than the original purchase price of the Shares.

8. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. The Committee shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of the Optionee, impair any rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. In the event that an Optionee is offered a change in the terms of an Option and such offer remains outstanding without acceptance for a period of 29 days, then upon the termination of said 29 day period, such offer shall be deemed terminated and of no further force or effect. Any inadvertent change in the terms of an Option (or change in the terms of the Plan) that is treated as a modification for purposes of Section 424 of the Code will not be considered a modification to the extent that the change in the terms of the Option is removed by the earlier of the date the Option is exercised or the last day of the calendar year during which such change occurred. The Committee shall have the power to reduce the exercise price of outstanding options; provided, however, that the exercise price per share may not be reduced below the minimum exercise price that would be permitted under Section 5(c) of this Plan for options granted on the date the action is taken to reduce the exercise price. Notwithstanding any other provision of this Plan, the Committee may accelerate the earliest date or dates on which outstanding Options (or any installments thereof) are exercisable.

9. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to an Option until such Option is properly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in this Plan. To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall provide annually to each Optionee a copy of the annual financial statements of the Company. This Section 9 shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

10. NO OBLIGATION TO EMPLOY; NO RIGHT TO FUTURE GRANTS. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right (a) to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate the Optionee’s employment or other relationship at any time, with or without cause or (b) to have any Option(s) granted to such Optionee under this Plan, or any other plan, or to acquire any other securities of the Company, in the future.

11. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company are distributed, without consideration in a spin-off or similar transaction, to the shareholders of the Company, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share shall not be issued upon exercise of any Option and any fractions of a Share that would have resulted shall either be cashed out at Fair Market Value or the number of Shares issuable under the Option shall be rounded down to the nearest whole number, as determined by the Committee; and provided further that the exercise price may not be decreased to below the par value, if any, for the Shares.

12. ASSUMPTION OF OPTIONS BY SUCCESSORS.

(a) In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary or a Parent or where there is no substantial change in the shareholders of the corporation and the Options granted under this Plan are assumed by the successor corporation), or (ii) the sale of all or substantially all of the assets of the Company, any or all outstanding Options shall be assumed by the successor corporation, which assumption shall be binding on all Optionees, an equivalent option shall be substituted by such successor corporation or the successor corporation shall provide substantially similar consideration to Optionees as was provided to shareholders (after taking into account the existing provisions of the Optionees’ options such as the exercise price and the vesting schedule), and, in the case of outstanding shares subject to a repurchase option, issue substantially similar shares or other property subject to repurchase restrictions no less favorable to the Optionee.

(b) In the event such successor corporation, if any, refuses to assume or substitute, as provided above, pursuant to an event described in subsection (a) above, or in the event of a dissolution or liquidation of the Company, the Options shall, notwithstanding any contrary terms in the Grant, expire on a date specified in a written notice given by the Committee to the Optionees specifying the terms and conditions of such termination (which date must be at least twenty (20) days after the date the Committee gives the written notice).

13. ADOPTION AND SHAREHOLDER APPROVAL. This Plan shall become effective on the date that it is adopted by the Board of the Company (the “Board”). This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board.

14. ADMINISTRATION. This Plan may be administered by the Board or a Committee appointed by the Board (the “Committee”). If, at any time after the Company registers under the Exchange Act, the Board desires the Plan to be administered by a Committee, the Board shall appoint a Committee consisting of not less than two directors, each of whom is a Nonemployee Director. As used in this Plan, references to the “Committee” shall mean either such Committee or the Board if no committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

15. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time on or prior to May 11, 2015, a date which is less than ten years after the earlier of the date of approval of this Plan by the Board or the shareholders of the Company pursuant to Section 13 of this Plan.

16. AMENDMENT OR TERMINATION OF PLAN. The Board of Directors or Committee may, at any time, amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any Option theretofore granted, without his or her consent, or which, without the approval of the shareholders of the Company would:

(a) except as provided in Section 11 of the Plan, increase the total number of Shares reserved for the purposes of the Plan;

(b) change the corporation granting the ISOs;

(c) change the stock available for purchase under the Plan;

(d) change the designation of employees, or class or classes of employees, eligible to receive options under the Plan;

(e) extend the duration of the Plan; or

(f) extend the period during and over which Options may be exercised under the Plan.

Without limiting the foregoing, the Committee may at any time or from time to time authorize the Company, with the consent of the respective Optionees, to issue new options in exchange for the surrender and cancellation of any or all outstanding Options.

17. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

(a) “Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

(b) “Fair Market Value” shall mean the fair market value of the Shares as determined by the Committee from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for Common Stock of the Company on the last trading day prior to the date of determination or, in the event the Common Stock of the Company is listed on a stock exchange or is a Nasdaq National Market security, the Fair Market Value shall be the closing price on such exchange or system on the last trading day prior to the date of determination.

(c) “Nonemployee Director” shall have the meaning set forth in Rule 16b-3(b)(3) as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the Securities and Exchange Commission.

(d) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(e) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

EXHIBIT A

STOCK OPTION GRANT

Optionee:_________________________________________________________________________________

Address:__________________________________________________________________________________

_________________________________________________________________________________________

Total Shares Subject to Option:_________________________________________________________________

Exercise Price Per Share:_______________________________________________________________________

Date of Grant:_______________________________________________________________________________

Expiration Date of Option:______________________________________________________________________

Type of Stock Option:             Incentive:___________________

                                                 Nonqualified:________________

1. Grant of Option. NOVACAL PHARMACEUTICALS, INC., a California corporation (the “Company”), hereby grants to the optionee named above (“Optionee”) an option (this “Option”) to purchase the total number of shares of Common Stock of the Company set forth above (the “Shares”) at the exercise price per share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Grant and the Company’s 2005 Stock Option Plan, as amended to the date hereof (the “Plan”). If designated as an Incentive Stock Option above, this Option is intended to qualify as an “incentive stock option” (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

2. Exercise Period of Option. The option rights granted hereunder are exercisable during the time period or periods, and as to the number of shares exercisable during each time period, as follows:

(a)                      shares, or any part thereof, may be exercised at any time or times, from and including                      to and including                 ;

(b) an additional                  shares, or any part thereof, may be exercised at any time or times, from and including                  to and including                 ;

(c) an additional                  shares, or any part thereof, may be exercised at any time or times, from and including                  to and including                 ;

(d) an additional                  shares, or any part thereof, may be exercised at any time or times, from and including                  to and including                 ;

(e) and the remaining                  shares, or any part thereof, may be exercised at any time or times, from and including                  to and including                 .

Notwithstanding the above, (i) the Committee or to the extent a Committee has not been appointed, the Board of Directors (it being understood in such event reference herein to the Committee shall mean the Board of Directors), in its sole discretion, may, upon written notice to the Optionee, accelerate the earliest date or dates on which any of the Option rights granted hereunder are exercisable, and (ii) the minimum number of Shares that may be purchased upon any partial exercise of the Option is              (        ) shares, and (iii) this Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date. The portion of Shares as to which an Option is exercisable in accordance with the above schedule as of the applicable dates shall be deemed “Vested Options.”

3. Early Exercise and Repurchase Rights of Officers, Directors or Consultants. Notwithstanding the condition precedent exercise periods and/or events set forth in Section 2 above, if, but only if, Optionee is an officer, director or consultant of Company, after the date of this Grant and prior to said exercise periods and/or events, Optionee, at any time, or from time to time, may exercise (“early exercise”) any or all of the option rights granted hereunder, after the date of this Grant and prior to said Section 2 exercise periods and/or events, provided, however, if, and to the extent, that the Shares purchased pursuant to such exercise are not Vested Shares (as defined in Section 2 above), Company (or its designated purchaser or purchasers) shall have the right and option to repurchase any or all of said Shares (as are not Vested Shares) at the per share original exercise price set forth herein, equitably and proportionately adjusted or otherwise relevantly changed to reflect any Company Common Stock dividends, stock splits, reverse stock splits, other similar stock combinations or divisions, or stock reclassifications, occurring after the date hereof. Said repurchase right shall be exercisable as of, when, and to such extent, and shall terminate as of such date(s), as set forth in and provided by those certain “Repurchase Terms” provided in Section 10 in the Stock Option Exercise Agreement, attached as Exhibit 1 hereto. It is understood, however, that, after the Termination Date, as defined in Section 5 below, or after any other termination of the option rights herein, no exercise may be made of any rights to Shares under the exercise provisions (early exercise) in this Section 3. As to any Shares purchased upon an exercise hereunder as are not Vested Shares, as a condition of and requirement for said exercise and purchase, (i) the certificate(s), representing said Shares, shall be retained and held by Company in its possession for purposes of its repurchase rights, and (ii) Optionee shall have delivered to Company an Assignment Separate from Certificate (“Stock Power”), as signed by Optionee, but with the number of shares to be transferred and transferee unspecified (and Optionee hereby irrevocably designates and authorizes Company, and its successors and assigns, as agent for Optionee to date, complete and otherwise use said Stock Power to effectuate and implement Company’s repurchase rights herein; said designation and authority being deemed coupled with an interest and being irrevocable). For purposes of protecting and securing Company’s repurchase rights to said Shares, Optionee hereby grants to Company a security interest in said Shares and agrees, unless Company otherwise consents in writing, not to sell, transfer or offer to sell or transfer any of said Shares as are and remain subject to Company’s repurchase rights. Upon completion of the transfer of the Shares (or appropriate portion thereof) to Company relative to its repurchase rights and/or upon the termination of said rights, as the case may be, all remaining Shares not repurchased by and transferred to Company shall be transferred and/or returned to Optionee. All of the terms herein are fully binding and enforceable upon Optionee and Optionee’s heirs, representatives, successors and assigns. All certificate(s) representing the Shares of Company to be retained and held by Company shall, until released to Optionee free of Company’s repurchase rights, may bear, at Company’s discretion, in addition to each of the legend(s) as otherwise herein prescribed, the following legend (with the appropriate date filled in):

THESE SHARES ARE SUBJECT TO A REPURCAHSE OPTION OF THE CORPORATION AND TO VARIOUS TRANSFER AND OTHER RESTRICTIONS AS SET FORTH IN THAT CERTAIN STOCK OPTION GRANT, DATED             , 20__, A COPY OF WHICH IS ON FILE WITH THE CORPORATION.

It is understood that an Optionee, holding nonqualified option rights, may accompany the exercise of the option rights herein with the filing with the Internal Revenue Service of an election to include income in the year of the exercise pursuant to Section 83(b) of the Internal Revenue Code (and with such state agencies and under such state laws as applicable) and that an Optionee, holding a statutory incentive stock option may file a similar election for alternative minimum tax purposes. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR MAKING SUCH FILING TO VERIFY AND CONFIRM THAT SUCH ACTIONS ARE APPROPRIATE WITH RESPECT TO OPTIONEE’S TAX CIRCUMSTANCES.

4. Restriction on Exercise. This Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or over-the-counter market on which the Company’s Common Stock may be listed or quoted at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

5. Termination of Option. Except as provided below in this Section 4, this Option shall terminate and may not be exercised if Optionee ceases to be employed by, or provide services to, the Company or by any Parent or Subsidiary of the Company (or, in the case of a nonqualified stock option, by or to any Affiliate of the Company). Optionee shall be considered to be employed by the Company for all purposes under this Section 4 if Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the “Termination Date”).

(a) Termination Generally. If Optionee ceases to be employed by the Company and all Parents, Subsidiaries or Affiliates of the Company for any reason except death or disability, the Vested Options, to the extent (and only to the extent) exercisable by Optionee on the Termination Date, may be exercised by Optionee, but only within three months after the Termination Date; provided that this Option may not be exercised in any event after the Expiration Date.

(b) Death or Disability. If Optionee’s employment with the Company and all Parents, Subsidiaries and Affiliates of the Company is terminated because of the death of Optionee or the permanent and total disability of Optionee within the meaning of Section 22(e)(3) of the Code, the Vested Options, to the extent (and only to the extent) exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee’s legal representative), but only within twelve (12) months after the Termination Date; and provided further that this Option may not be exercised in any event later than the Expiration Date. If Optionee’s employment with the Company and all Parents, Subsidiaries and Affiliates of the Company is terminated because of a disability of Optionee which is not permanent and total within the meaning of Section 221(e)(3) of the Code, the Vested Options, to the extent (and only to the extent) exercisable by Optionee on the Termination Date, may be exercised by Optionee or Optionee’s legal representative, but only within six (6) months after the Termination Date; and provided further that the Option may not be exercised in any event later than the Expiration Date. Optionee understands that if the Option is an ISO and if it is exercised after three months in the event of a disability which is not permanent and total, the Option will be treated as a nonqualified stock option for tax purposes.

(c) No Right to Employment. Nothing in the Plan or this Grant shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee’s employment or other relationship at any time, with or without cause.

6. Manner of Exercise.

(a) Exercise Agreement. This Option shall be exercisable by delivery to the Company of an executed written Stock Option Exercise Agreement in the form attached hereto as Exhibit 1, or in such other form as may be approved by the Company, which shall set forth Optionee’s election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

(b) Exercise Price. The Stock Option Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in cash (by check), or, where permitted by law, by any of the following methods approved by the Committee at the date of grant of this Option, or any combinations thereof:

☐	(i) by cancellation of indebtedness of the Company to the Optionee;

☐	(ii) by surrender of shares of Common Stock of the Company already owned by the Optionee, or which were obtained by Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option;

☐	(iii) by waiver of compensation due or accrued to Optionee for services rendered;

☐	(iv) through delivery of a promissory note for the amount of the exercise price bearing interest at such a rate as determined by the Committee, secured or unsecured as determined by the Committee, and due at such time as determined by the Committee;

☐	(v) through a delivery of all of the proceeds of a loan from a third party in the amount of the option price (but not more than the option price), which loan is guaranteed by the Company, and such guaranty may be on an unsecured or secured basis as the Committee shall approve (including, without limitation, by a security interest in the Shares of the Company);

☐	(vi) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from the Optionee and a broker dealer that is a member of the National Association of Securities Dealers, Inc. (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

☐	(vii) provided that a public market for the Company’s stock exists, through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise this option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company.

Notwithstanding any of the foregoing or any other provision herein, Company specifically reserves the right, in its discretion, to pay a bonus and/or to make a loan available to Optionee at the time of the Option exercise or to allow Optionee the right to tender previously owned Company shares in exchange for the stock purchasable under the Option.

(c) Withholding Taxes. Prior to the issuance of the Shares upon exercise of this Option, if so required by Company, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company. The Optionee may provide for payment of Optionee’s minimum statutory withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, all as set forth in Section 6(c) of the Plan. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised.

(d) Issuance of Shares. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee’s legal representative.

7. Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after exercise of the ISO with respect to the Shares to be sold or disposed of, the Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from any such early disposition by payment in cash or out of the current wages or other earnings payable to the Optionee.

8. Nontransferability of Option. This Option may not be transferred in any manner other than by will or by the law of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee or other permitted transferee. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of the Optionee.

9. Federal Tax Consequences. Set forth below is a brief summary as of the date this form of Option Grant was adopted of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of this Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal income tax purposes and may subject the Optionee to an alternative minimum tax liability in the year of exercise.

(b) Exercise of Nonqualified Stock Option. If this Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

(c) Disposition of Shares. In the case of a nonqualified stock option, if Shares are held for at least one year before disposition, any gain on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. In the case of an ISO, if Shares are held for at least one year after the date of exercise and at least two years after the Date of Grant, any gain on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. If Shares acquired pursuant to an ISO are disposed of within such one-year or two-year periods (a “disqualifying disposition”), gain on such disqualifying disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price (the “Spread”). Any gain in excess of the Spread shall be treated as capital gain.

10. Interpretation. Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the Company’s Board of Directors or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and Optionee.

11. Entire Agreement. The Plan and the Stock Option Exercise Agreement attached hereto as Exhibit 1 are incorporated herein by this reference. This Grant, the Plan and the Stock Option Exercise Agreement constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.

NOVACAL PHARMACEUTICALS, INC.

By:

Name:

Title:

ACCEPTANCE

Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.

OPTIONEE:

Signature:

Print Name:

Date:

EXHIBIT 1

TO STOCK OPTION GRANT

STOCK OPTION EXERCISE AGREEMENT

This Agreement is made this                     day of                     , 20     between NOVACAL PHARMACEUTICLAS, INC., a California corporation (the “Company”), and the optionee named below (“Optionee”).

Optionee:_____________________________________________________________________________________________

Social Security Number:_________________________________________________________________________________

Address:______________________________________________________________________________________________

_____________________________________________________________________________________________________

Number of Shares Purchased:_____________________________________________________________________________

Price Per Share:________________________________________________________________________________________

Aggregate Purchase Price:_______________________________________________________________________________

Date of Option Grant:___________________________________________________________________________________

Type of Stock Option:         Incentive:____________

                 Nonqualified:___________

Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Option Grant, as follows [Company to check applicable box(es) and complete]:

☐	cash (check) in the amount of $ , receipt of which is acknowledged by the Company;

☐	by delivery of fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current fair market value of $ per share (determined in accordance with the Plan);

☐	by the waiver hereby of compensation due or accrued for services rendered in the amount of $ ;

☐	by delivery of a promissory note in the amount of $ with such terms as determined by the Committee;

☐	by delivery of all of the proceeds of a loan from a third party in the amount of $ , which loan is guaranteed by the Company;

☐	by delivery of a “same day sale” commitment from the Optionee and a broker dealer that is a member of the National Association of Securities Dealers, Inc. (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price of $ and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company (this payment method may be used only if a public market for the Company’s stock exists); or

☐	by delivery of a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise this option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price of $ directly to the Company (this payment method may be used only if a public market for the Company’s stock exists).

Notwithstanding any of the foregoing or any other provision herein, Company specifically reserves the right, in its discretion, to pay a bonus and/or to make a loan available to Optionee at the time of the Option exercise or to allow Optionee the right to tender previously owned Company shares in exchange for the stock purchasable under the Option.

The Company and Optionee hereby agree as follows:

1. Purchase of Shares. On this date and subject to the terms and conditions of this Agreement, Optionee hereby exercises the Stock Option Grant between the Company and Optionee dated as of the Date of Option Grant set forth above (the “Grant”), with respect to the Number of Shares Purchased set forth above of the Company’s Common Stock (the “Shares”) at an aggregate purchase price equal to the Aggregate Purchase Price set forth above (the “Purchase Price”) and the Price per Share set forth above (the “Purchase Price Per Share”). The term “Shares” refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, and (b) as a result of stock dividends or stock splits in respect of the Shares. Capitalized terms used herein that are not defined herein have the definitions ascribed to them in the Plan or the Grant.

2. Representations of Purchaser. Optionee represents and warrants to the Company that:

(a) Optionee has received, read and understood the Plan and the Grant and agrees to abide by and be bound by their terms and conditions.

(b) Optionee is capable of evaluating the merits and risks of this investment, has the ability to protect Optionee’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

(c) Optionee is fully aware of (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; and (iii) the lack of liquidity of the Shares.

(d) Optionee is purchasing the Shares for Optionee’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the “1933 Act”).

(e) Optionee has no present intention of selling or otherwise disposing of all or any portion of the Shares.

(f) Optionee shall agree, to the extent requested by Company and an underwriter of Company’s Common Stock, not to sell or otherwise transfer or dispose of any securities of Company, whether or not acquired hereunder, during a reasonable period of time not to exceed 180 days, as agreed to by Company and said underwriter, following the effective date of a registration statement under the Securities Act of 1933 with respect to any public offering of Company’s securities.

3. Compliance with Securities Laws. Optionee understands and acknowledges that the Shares have not been registered under the 1933 Act and that, notwithstanding any other provision of the Grant to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the 1933 Act and all applicable state securities laws. Optionee agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the 1933 Act pursuant to [the Company will check the applicable box]:

☐	the exemption provided by Rule 701;

☐	the exemption provided by Rule 504;

☐	Section 4(2) of the 1933 Act;

☐	other:

If privately held:

4. Federal Restrictions on Transfer. Optionee understands that the Shares must be held indefinitely unless they are registered under the 1933 Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares will bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares, and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

(a) Rule 144. Optionee has been advised that Rule 144 promulgated under the 1933 Act, which permits certain resales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that a minimum of one (1) year elapses between the date of acquisition of Shares from the Company or an affiliate of the Company and any resale under Rule 144. Prior to an initial public offering of the Company’s stock, “nonaffiliates” (i.e. persons other than officers, directors and major shareholders of the Company) may resell only under Rule 144(k), which requires that a minimum of three (3) years elapse between the date of acquisition of Shares from the Company or an affiliate of the Company and any resale under Rule 144(k). Rule 144(k) is not available to affiliates.

(b) Rule 701. If the exemption relied upon for exercise of the Shares is Rule 701, the Shares will become freely transferable, subject to limited conditions regarding the method of sale, by nonaffiliates ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (the “SEC”), subject to any lengthier market standoff agreement contained in this Agreement or entered into by Optionee. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

5. State Law Restrictions on Transfer. Optionee understands that transfer of the Shares may be restricted by applicable state securities laws, and that the certificate(s) representing the Shares may bear a legend or legends to that effect.

6. Market Standoff Agreement. Optionee agrees in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, Optionee will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as the Company or the underwriters may specify for employee shareholders generally.

7. Legends. Optionee understands and agrees that the certificate(s) representing the Shares will bear a legend in substantially the following form, in addition to any other legends required by applicable law:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.”

8. Stop-Transfer Notices. Optionee understands and agrees that, in order or ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

9. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE’S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

10. Repurchase Options. In addition to such other buy-sell terms, rights of first refusal, repurchase rights and/or similar provisions as are included herewith as determined by Company, the following terms and conditions apply to Company’s rights to repurchase Shares under the provisions of Section 3 in the Stock Option Grant:

Repurchase Terms

(a) Early Exercise. Company’s repurchase right hereunder applies to any Shares which are not Vested Shares and as purchased by an Optionee, who is an officer, director or consultant of Company, by an exercise (or “early exercise”) of the Stock Option grant, as permitted in Section 3 thereof.

(b) Repurchase Right. If said Optionee ceases to be employed by, or provide service to, the Company, or any Parent or Subsidiary of the Company, or, in the case of a nonqualified option, by or to any Affiliate of the Company (said date of cessation referred to as “Termination Date”), Company shall have the right and option to repurchase (at the price and for the payment in (c) immediately below) such number of Shares as is equal to, and to the extent that, the underlying option rights to said Shares, under the terms of Section 2 of the Stock Option Grant, would not have become exercisable on or prior to the Termination Date. Or stated otherwise, absent Optionee’s purchase of said Shares, said Shares (as repurchasable by Company) would not have become “Vested Shares” under Section 2 of the Stock Option Grant on or prior to the Termination Date. Company’s rights to so repurchase said Shares may be exercised by a written notice given to Optionee, together with full payment of the purchase price of said repurchased Shares, within a period of 90 days after the Termination Date.

As an example of the foregoing, assume that an eligible Optionee is granted option rights under an Option Grant, dated June 1, 2005, for a total of 4,800 Shares, exercisable, under Section 2 of the Stock Option Grant, as to 1,200 shares, on June 1, 2006, and, as to 100 Shares, on the first day of each of 36 successive calendar months, beginning July 1, 2006. If Optionee exercised option rights (under an “early exercise”) and purchased 2,000 shares on May 1, 2006, and Optionee’s employment (or services) terminated on June 15, 2006, Company would have the right to repurchase 800 Shares (inasmuch as, of the 2,000 Shares purchased, 1,200 Shares would have been exercisable, under Section 2, prior to June 15, 2006, the Termination Date).

(c) Repurchase Price, Exercise and Payment. The foregoing Company option and right to repurchase Shares shall be exercised at a price equal to the original option exercise price per share and shall be paid in cash (or Company check) and/or by cancellation of all or any portion of Optionee’s purchase money indebtedness, if any, for the Shares.

(d) Assignment and Delegation. Notwithstanding any contrary provision herein, Company reserves and has the right to assign and/or delegate any or all of its repurchase rights and obligations herein to such other party or parties as may be selected by it.

(e) Antidilution Provision. In the event of a stock dividend, stock split, reverse stock split, other stock division or combination, recapitalization or reclassification involving Company’s Common Shares, an equitable and proportionate adjustment or other relevant change shall be deemed to have been made to all of the referenced shares and/or prices referenced herein in order fully to effectuate the purposes hereof, and all resulting additional (or reduced number of) shares thereafter shall be subject to the terms herein.

(f) Notice and Payments. All notices and payments to be made hereunder may be given and made by Company or Optionee to one another, either personally or by United States mail, postage prepaid, by Priority Mail, by Federal Express or by any other similar means, if to Company, addressed at its then principal place of business (currently at 5980 Horton Street, Suite 550, Emeryville, CA 94608, or, if to Optionee, addressed to Optionee at Optionee’s last address appearing on Companys records, or at such other address as either Company or Optionee may designate by written notice to each other. In the event of the death or disability of Optionee, and such occurrence is known by

Company, then said notice shall be given in the name of Optionee at the address and in the manner as above provided and also shall be given to Optionee’s known representative(s) or successor(s), at such address(es) as designated in writing to Company by said representative(s) or successor(s), or, absent such designation, to such known representative(s) or successor(s) at Optionee’s above referenced address. Any such notice and payment shall be deemed given as of the time and date when personally delivered or when otherwise sent.

11. Entire Agreement. The Plan and Grant are incorporated herein by reference. This Agreement, the Plan and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted by:

OPTIONEE:	NOVACAL PHARMACEUTICALS, INC.

By:
[print name]

Its:
[signature]

Dated:	Dated:

Address: